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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 21, 2005

                         TEMPUR-PEDIC INTERNATIONAL INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     001-31922                 33-1022198
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                               1713 Jaggie Fox Way
                            Lexington, Kentucky 40511
               (Address of principal executive offices) (Zip Code)

                                 (800) 878-8889
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 21, 2005, Tempur-Pedic International Inc. issued a press release to announce its financial results for the first quarter ended March 31, 2005, including certain non-GAAP financial results, and to raise its guidance for the full year 2005. This press release includes reconciliations of such non-GAAP financial measures to the most directly comparable GAAP financial measures and is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

     The information in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01.  REGULATION FD DISCLOSURE.

     The information furnished under Item 2.02 of this Form 8-K, including
Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this
Item 7.01 as if fully set forth herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

     99.1. Press release dated April 21, 2005 titled "Tempur-Pedic International Achieves 45% Net Sales Increase and Record Earnings in First Quarter of 2005".

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2005

                                           Tempur-Pedic International Inc.

                                           By:   /s/ Robert B. Trussell, Jr
                                               ---------------------------------
                                                 Name:  Robert B. Trussell, Jr.
                                                 Title: Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit                               Description
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99.1      Press release dated April 21, 2005, titled "Tempur-Pedic International
          Achieves 45% Net Sales Increase and Record Earnings in First Quarter of 2005".